Exhibit 99.1

OLD LINE BANCSHARES, INC.

Experience is Our Best Asset

James W. Cornelsen
President & CEO
Mark A. Semanie
Executive Vice President, COO & CFO
NASDAQ: OLBK
2nd Annual DC Field Trip
Sponsored By Sandler O’Neill
June 11, 2013

OLBK - 6/2013
OLD LINE BANCSHARES, INC | 2
 This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks, including but not limited to our ability to integrate acquisitions; the strength of the U.S. economy and the local economies where we conduct operations; harsh weather conditions; fluctuations in inflation, interest rates, or monetary policies; changes in the stock market and other capital and real estate markets;
legislative or regulatory changes; customer acceptance of third-party products and services;
increased competition and its effect on pricing; technological changes; security breaches and computer viruses that may affect our computer systems; changes in consumer spending and savings habits; our growth and profitability; changes in accounting; and our ability to manage the risks involved in the foregoing. These factors, as well as additional factors, can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31, 2012 along with our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov). Actual results may differ materially from projections and could be affected by a variety of factors, including factors beyond our control. Forward-looking statements in this presentation speak only as of the date of these materials, and we assume no obligation to update forward-looking statements or the reasons why actual results could differ. In addition, this presentation includes certain non-GAAP financial measures.
Forward-Looking Statement

OLBK - 6/2013
OLD LINE BANCSHARES, INC | 3
OLBK Corporate Overview
▪ 5th largest MD-headquartered independent banking company
 traded on a major exchange with $1.2 billion total assets, $124.3M market capitalization, 23 branch locations*
▪ Primary market area is suburban Maryland - (Washington, D.C.
 suburbs and Southern Maryland). Also targets customers
 throughout the greater Washington, D.C. metropolitan area
▪ We operate in the best strategic, natural submarkets within footprint with population growth rates & per capita income above national averages - bedroom communities for both Washington and Baltimore
▪ We operate Loan Production Offices in seven locations
▪ We have been an acquirer (2 completed) and will continue to seek logical acquisitions
▪ 29.84% Insider/Stakeholder and Board ownership; 18.33%
 institutional & .82% mutual fund ownership*
*Source: SNL Financial, Inc. as of 05/20/2013

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OLD LINE BANCSHARES, INC | 4
Vision
Grow Old Line Bancshares’ position
as the community bank of choice and
the employer of choice
across our Maryland-based footprint.

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OLD LINE BANCSHARES, INC | 5
Presentation Agenda
1. Market Analysis
2. Financial Performance Highlights
3. Key Strategic Goals
4. Compelling Investment Considerations

WASHINGTON
CARROLL
HARFORD
CECIL
NEW JERSEY
FREDERICK
BALTIMORE
BALTIMORE CITY
KENT
HOWARD
MONTGOMERY
ANNE ARUNDEL
QUEEN ANNE'S
DC
VIRGINIA
CHESAPEAKE BAY
TALBOT
PRINCE GEORGE'S
CAROLINE
DELAWARE
CALVERT
CHARLES
DORCHESTER
ST.MARY'S
WICOMICO
SOMERSET
WORCESTER

CALVERT

2013 © OLBK

OLD LINE BANCSHARES, INC | 6
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95
70
PENNSYLVANIA
495
95
66
83
MD
2
495
695
Old Line Bank branch (23)
ANNE
ARUNDEL
PRINCE
GEORGE’S
ST.
MARY’S
CHARLES
Old Line Bank Branch Map

WASHINGTON
CARROLL
HARFORD
CECIL
NEW JERSEY
FREDERICK
BALTIMORE
BALTIMORE CITY
KENT
HOWARD
ANNE ARUNDEL
MONTGOMERY
QUEEN ANNE'S
DC
VIRGINIA
CHESAPEAKE BAY
TALBOT
PRINCE GEORGE'S
CAROLINE
DELAWARE
CALVERT
CHARLES
DORCHESTER
WICOMICO
ST.MARY'S
SOMERSET
WORCESTER

● US Branches:

OLD LINE BANCSHARES, INC | 7
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	As of March 31, 2013
	Old Line		WSB		Combined
	Deposits	Branches	Deposits	Branches	Deposits	Branches
County	($mm)	(#)	($mm)	(#)	($mm)	(#)
Prince George’s	346	7	79	1	425	8
Charles	226	4	69	1	295	5
Saint Mary’s	116	3	-	-	116	3
Anne Arundel	32	2	75	3	107	5
Calvert	28	2	-	-	28	2
Total	748	18	223	5	971	23
Logical In-Market Consolidation
95
70
PENNSYLVANIA
495
95
66
83
MD
2
495
695
Old Line Bank

Source: Internal Data

OLD LINE BANCSHARES, INC | 8
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Selected OLBK Market Highlights
▪ Household income for entire franchise is $78,182 vs. $50,157 for the U.S.
▪ Projected HH income growth rate (2012-2017) is 13.37% across franchise.
▪ Projected 5-year population growth rate (2012-2017) in overall market = 3.86%.
▪ OLBK deposit market rank/share by county (2012):
 Maryland Rank Share # Branches
 Prince George’s #6 5.43% 8
 Charles #3 16.00% 5
 Saint Mary’s  #4  8.41% 3
 Anne Arundel #13 1.15% 5
 Calvert  #8 2.69% 2
Source: SNL Financial, Inc.

OLD LINE BANCSHARES, INC | 9
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	2008	2009	2010	2011	2012
Total Assets (000)	$317,731	$357,219	$401,910	$811,042	$861,856
Total Loans, net (000)	$231,054	$265,009	$299,606	$539,298	$595,145
Total Deposits (000)	$231,431	$286,348	$340,527	$690,768	$735,458
Return on Average Assets	0.64%	0.62%	0.36%	0.77%	0.90%
Return on Average Equity	5.03%	5.35%	3.87%	9.03%	10.52%
Total Equity/Total Assets	13.31%	10.25%	9.37%	8.45%	8.75%
Tangible Equity/Tangible Assets	13.31%	10.25%	9.37%	7.87%	8.29%
Total Risk-Based Capital Ratio	17.40%	13.70%	12.40%	11.26%	11.40%
Net Interest Margin	3.78%	3.75%	3.83%	4.59%	4.63%
Efficiency Ratio	69.87%	69.19%	71.72%	64.27%	60.51%
Nonperforming Assets/Assets(1)	.27%	.60%	1.12%	1.87%	1.26%
Old Line Bancshares, Inc.
(1)Nonperforming assets (NPAs) include non-accrual loans, 90 days past due and still accruing loans, accruing troubled debt restructurings, and net other real estate and other assets owned.
Year-End Highlights
 Source: SNL
Financial, Inc.

Consumer
5%
Construction
2%
Residential Real Estate
17%
Commercial and Industrial
20%
Commercial Real Estate - Non-Owner
30%
Commercial Real Estate - Owner
26%

Other time
16%
Noninterest-bearing demand
26%
Certificates of deposit $100,000 or more
26%
Interest-bearing demand
4%
Money market and savings
28%

OLD LINE BANCSHARES, INC | 10
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Loan Composition
Deposit Composition
Loans and Deposits
(As of 03/31/13)
Source: FFIEC Call Report

OLD LINE BANCSHARES, INC | 11
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Credit Composition & Quality
Loan Portfolio Composition (As of 03/31/13)
	Balance	Percent
Residential Mortgages
Construction	13,154	2.14
Permanent	102,809	16.69

Total Mortgage Loans	115,963	18.83

Commercial Loans
Owner Occupied R/E	158,995	25.82
Non-Owner Occupied R/E	182,943	29.70
Farmland	1,380	0.22
Construction and Land Development	45,110	7.32
Business Loans and Lines	81,395	13.22

Total Commercial Loans	469,823	76.28

Consumer Loans
Home Equity Lines	19,232	3.12
Personal Lines	70	0.01
Installment	9,180	1.49
Credit Cards	1,635	0.27

Total Consumer Loans	30,117	4.89

Total Loans	615,903	100.00
Dollars in thousands. Source: FFIEC Call Report

OLD LINE BANCSHARES, INC | 12
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Credit Composition & Quality
Dollars in thousands. (1)Non-performing assets include loans 90+ days past due, non-accruals and OREO.
	2Q2011	3Q2011	4Q2011	1Q2012	2Q2012	3Q2012	4Q2012	1Q2013	Percent of Total NPAs
Residential Mortgages
Construction	-	-	-	242	242	242	242	242	2.96
Permanent	2,814	4,072	1,945	1,298	1,499	2,838	3,261	3,214	39.30
Total Mortgage Loans	2,814	4,072	1,945	1,540	1,741	3,080	3,503	3,456	42.26

Commercial Loans
Owner Occupied R/E	225	225	1,091	2,267	2,262	2,257	771	341	4.17
Non-owner Occupied R/E	1,050	946	75	427	427	427	426	500	6.11
Construction and Land Development	1,840	1,490	2,628	2,151	2,883	1,394	300	300	3.67
Business Loans and Lines	636	78	90	261	259	1,153	910	855	10.45
Total Commercial Loans	3,751	2,739	3,884	5,106	5,831	5,231	2,407	1,996	24.40

Consumer Loans	-	-	34	-	1	2	6	0.00

Other Real Estate Owned	3,949	4,126	4,005	3,919	3,491	3,231	3,720	2,727	33.34

Total Nonperforming Assets (1)	10,514	10,937	9,868	10,565	11,064	11,544	9,636	8,179	100.00

NPAs/Total Assets (1)	1.38	1.39	1.22	1.32	1.31	1.35	1.13	1.03
Source: FFIEC Call Reports

OLD LINE BANCSHARES, INC | 13
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Historically, OLBK’s asset quality has been strong.
Credit Composition & Quality
	2008	2009	2010	2011	2012
NPAs & 90+ days Past Due/Assets	.27	.60	1.12	1.87	1.26

Nonperforming Loans/Loans (1)	.37	.80	1.11	2.06	1.19

Reserves/Gross Loans	.85	.93	.82	.69	.66

Reserves/Nonperforming Loans	233.14	116.20	73.56	33.51	55.82

Net Charge-offs/Average Loans	.01	.16	.38	.11	.23
Source: SNL Financial, Inc.
(1)Non-performing loans include loans 90+ days past due, non-accruals and accruing troubled debt restructurings.

OLD LINE BANCSHARES, INC | 14
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Dollars in thousands.
Quarterly Financial Trends
	2Q11	3Q11	4Q11	1Q12	2Q12	3Q12	4Q12	1Q13
Net Interest Income	7,471	8,345	7,700	7,762	8,464	8,537	8,402	7,847
Provision for Credit Losses	50	800	800	375	375	375	400	200
Non-interest Income	747	676	657	667	710	633	642	717
Non-interest Income - Non- Recurring	-	222	-	-	-	-	7	(86)
Non-interest Expense	5,788	6,030	5,410	5,689	6,029	6,081	6,191	6,839
Non-interest Expense - Non- Recurring	377	78	29	29	29	49	1,064	240
Net Income (Loss) before Taxes	1,773	2,407	2,143	2,580	2,995	2,920	1,691	1,795
Applicable Income Taxes	656	737	198	844	983	912	(19)	522
Net Income (Loss)	1,117	1,670	1,945	1,736	2,012	2,008	1,709	1,273
Net Income (Loss) Available to Common Stockholders	1,183	1,707	1,967	1,756	2,029	2,028	1,717	1,286
EPS - Net Income (Loss) Available to Common Stockholders	.17	.25	.29	.26	.29	.29	.25	.19
Net Interest Margin	4.63	5.04	4.46	4.46	4.79	4.72	4.55	4.28
Efficiency Ratio (GAAP)	66.71	63.95	59.98	63.00	63.70	58.26	57.28	70.92
Non-interest Income/Operating Revenue (GAAP)	9.24	7.43	7.84	7.91	7.74	6.90	7.10	8.37
Return on Average Assets	.60	.87	.97	.86	.97	.93	.79	.59
Return on Average Equity	6.97	10.78	11.55	10.64	12.02	11.71	9.77	7.05
Source: SNL Financial, Inc.

900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
2008
2009
2010
2011
2012
1Q2013
Average Loans
Average Deposits
Average Assets

OLD LINE BANCSHARES, INC | 15
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Financial Results & Trends
Average Balance Sheet Growth
Dollars in thousands.
Source: SNL Financial, Inc.
4Q12

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2008
2009
2010
2011
2012
1Q2013
Interest income
Noninterest Income

Other 0%
Other Fees and Commissions 39%
Service charges on deposit accounts 42%
BOLI Earnings 19%
Service charges on deposit accounts
BOLI Earnings
Other Fees and Commissions
Other

OLD LINE BANCSHARES, INC | 16
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Revenue Composition
Revenue Breakdown
1Q13 Non-interest Income Detail (1)
Dollars in thousands. (1)Non-interest income y-t-d excludes investment securities gains
Source: SNL Financial, Inc.

18
16
14
12
10
8
6
4
2
0
17.40
16.60
13.31
13.70
12.80
10.25
12.40
11.60
9.37
11.26
10.61
7.88
11.40
10.77
8.29
11.43
10.79
8.22
2008
2009
2010
2011
2012
1Q13
Tangible Common Equity/Tangible Assets
Total Risk-Based Capital Ratio
Tier 1 Risk-Based Capital Ratio

OLD LINE BANCSHARES, INC | 17
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Capital Adequacy
Minimum total risk-based capital ratio to be well capitalized - 10%
Source: SNL Financial, Inc.

OLD LINE BANCSHARES, INC | 18
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Key Strategic Goals
Profitability
▪ Target Net Interest Margin - NIM > 4.25%
▪ Maintain bank efficiency ratios <60%
▪ Reduce Non-Performing Assets - NPAs <1%
▪ DDA balances to exceed 25% of Total Deposits
▪ Grow loan portfolio in excess of 15% annually

OLD LINE BANCSHARES, INC | 19
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Key Strategic Goals
▪ Commitment to invest in infrastructure to maintain state-
 of-the art status of existing systems; add quality talent to support growth
▪ Dominate all sub-markets within our footprint
▪ Acquire smaller community banks in-market
▪ Expand reach into new contiguous natural markets
▪ Grow sources of non-interest income
Growth

OLD LINE BANCSHARES, INC | 20
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95
70
PENNSYLVANIA
495
95
66
83
MD
2
495
695
Old Line Bank branch (23)
ANNE
ARUNDEL
PRINCE
GEORGE’S
ST.
MARY’S
CHARLES
Old Line Bank Branch Map

OLD LINE BANCSHARES, INC | 21
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▪ Track record of consistent financial performance
 ▪ Depth of senior management talent and across entire employee base
 ▪ Strong underlying capital position with good access to capital markets
 ▪ Strong track record of consistent asset quality
 ▪ Solid net interest margin compares favorably to peers
 ▪ Skilled bank acquirers
▪ Dominant independent and locally headquartered
 financial services company within our footprint
▪ Acquirer and employer of choice within footprint; Now
 moving towards dominant suburban MD position
 surrounding D.C.
What Makes OLBK Unique?

OLBK - 6/2013
OLD LINE BANCSHARES, INC | 22
WSB Merger - Strategic Rationale
▪ In-market acquisition consistent with Old Line’s long-term growth strategy:

 ▪ Significant operating synergies
 ▪ Built on successful acquisition of Maryland Bankcorp in 2011
 ▪ Expands product line by adding a successful mortgage origination and sale unit
▪ Created a $1.2 billion Maryland-based bank with a continuing focus on the greater
 Washington, D.C. metropolitan area, Anne Arundel County and southern Maryland:
 ▪ Old Line expanded to 23 branches and deposits of over $970 million
 ▪ Of banks based in Maryland, Old Line is the 5th largest in assets and 3rd largest in full service branches
 ▪ Old Line has the highest board/insider ownership (29.84%) of any publicly-
  traded Maryland bank with assets over $1.2 billion

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OLD LINE BANCSHARES, INC | 23
WSB Merger - Financial Rationale
▪ 7% EPS accretion in Year 1 excluding merger related costs, with higher levels in later years.

 ▪ Restructured WSB FHLB borrowings of $26 million at 4.40%;
  and another $42 million at 1.84%
 ▪ Opportunity to reduce WSB legacy deposit costs
 ▪ Significant in-market cost savings
▪ Return to pre-closing tangible book within one year
▪ Payback on tangible book dilution from transaction in ~3.5 years
▪ Pricing compares favorably to recent local and regional transactions

OLD LINE BANCSHARES, INC | 24
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Compelling Investment Considerations
▪ We deliver a proven track record of results
 ▪ Our deep management talent could lead a much larger company
 ▪ We are the emerging leader in in-market consolidations
▪ We are focused on creating sustainable competitive
 advantages
▪ Our current valuation is attractive considering our rapid
 ramp-up of EPS over a short timeframe
▪ Our customer base is stable with good population growth
 trends and above average demographics in the affluent retail and small middle-market segments
▪ Our demand deposit growth focus is outperforming our peer
 group

OLD LINE BANCSHARES, INC | 25
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ADDENDUM

OLD LINE BANCSHARES, INC | 26
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Significant WSB Merger Assumptions
▪  Gross credit and OREO mark-down of $18 million
▪  Real estate mark-up of $7.7 million
▪  Mark on FHLB borrowings ($26 million at 4.40% and $42 million at 1.84%) of
 $4.6 million
▪  CDI of 1.96% on non-CD accounts amortized over 8 years (SL)
▪  Combined Old Line and WSB merger related expenses of $3.2 million after tax
▪  Cost savings of 35% of WSB’s annualized non-interest expense (projections assume 20% of cost savings not realized in year one)
*  Information is based upon original due diligence. Valuation of acquired balance sheet is in process.

OLD LINE BANCSHARES, INC | 27
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Publicly traded Bank
Holding Companies in MD,
DC, VA, DE
with total
assets between $750MM-$2.0B
Peer Group Definition

Company Name	Ticker	City	State	Total Assets ($000)	ROAA (%)	ROAE (%)	Equity/ Assets (%)	Tang Equity/ Tang Assets (%)	Risk Based Capital Ratio (%)	Net Interest Margin (Non-FTE) (%)	Efficiency Ratio (FTE) (%)	NPAs/ Assets (%)
				MRY	MRY	MRY	MRY	MRY	MRY	MRY	MRY	MRY
Access National Corporation	ANCX	Reston	VA	863,914	2.14	19.68	10.56	10.56	15.35	3.96	65.32	0.37
American National Bankshares Inc.	AMNB	Danville	VA	1,283,687	1.24	10.08	12.72	9.64	17.00	4.27	54.80	1.01
C&F Financial Corporation	CFFI	West Point	VA	972,424	1.74	16.88	10.51	9.51	16.61	7.57	62.18	2.55
Community Bankers Trust Corporation	ESXB	Glen Allen	VA	1,153,288	0.50	4.91	10.00	9.19	16.99	4.57	79.06	4.77
Eastern Virginia Bankshares, Inc.	EVBS	Tappahannock	VA	1,077,523	0.32	3.54	9.25	7.89	13.88	3.41	82.96	1.95
First Mariner Bancorp	FMAR	Baltimore	MD	1,379,349	1.38	NA	-0.54	-0.54	-0.67	2.87	76.06	6.53
First United Corporation	FUNC	Oakland	MD	1,320,784	0.34	4.82	7.49	6.71	14.13	3.13	72.98	4.16
Franklin Financial Corporation	FRNK	Glen Allen	VA	1,057,784	0.65	2.75	22.60	22.60	NA	2.78	55.72	4.70
Middleburg Financial Corporation	MBRG	Middleburg	VA	1,236,781	0.54	5.73	9.21	8.77	15.35	3.40	79.06	2.96
Monarch Financial Holdings, Inc.	MNRK	Chesapeake	VA	1,215,446	1.26	15.77	7.19	7.11	12.05	4.25	79.79	0.29
National Bankshares, Inc.	NKSH	Blacksburg	VA	1,104,361	1.65	12.01	13.59	12.85	22.40	3.88	42.58	1.49
Old Point Financial Corporation	OPOF	Hampton	VA	907,499	0.48	4.76	9.84	9.84	16.89	3.36	85.45	2.65
Severn Bancorp, Inc.	SVBI	Annapolis	MD	851,138	0.37	3.29	12.69	12.66	NA	3.38	80.22	11.42
Shore Bancshares, Inc.	SHBI	Easton	MD	1,185,807	-0.82	-8.07	9.62	8.36	13.32	3.23	76.29	7.95
Tri-County Financial Corporation	TCFC	Waldorf	MD	981,639	0.52	6.47	8.05	8.05	12.84	3.41	70.10	2.50
Valley Financial Corporation	VYFC	Roanoke	VA	764,584	0.83	10.12	8.40	8.40	14.77	3.54	69.85	4.15
WashingtonFirst Bankshares, Inc.	WFBI	Reston	VA	1,147,617	0.38	4.01	8.85	8.53	12.87	4.05	72.02	1.83
Old Line Bancshares, Inc.	OLBK	Bowie	MD	855,681	0.90	10.52	8.75	8.29	11.40	4.38	65.91	1.26
AVERAGE 2012				1,075,517	0.80	7.49	9.93	9.36	14.07	3.86	70.58	3.47

OLD LINE BANCSHARES, INC | 28
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Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-$2.0B. Data as of 12/31/2012
Source: SNL Financial, Inc.
OLBK Peer Group

OLD LINE BANCSHARES, INC | 29
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Talent, depth, unique skills…
James W. Cornelsen, 58, is the President and Chief Executive Officer of Old Line Bancshares, Inc. and Old Line Bank.  He joined Old Line
Bank and its Board of Directors in 1994 and has been a member of the Board of Directors of Old Line Bancshares, Inc. since its incorporation in April 2003.  He has over 30 years of commercial banking experience.  Prior to joining OLBK, Mr. Cornelsen was a Senior Vice President at
Sequoia National Bank and Vice President of Commercial Lending at Citizens Bank of Maryland.
Mark A. Semanie, 50, joined Old Line Bank in January 2013. He is an Executive Vice President and Chief Operating Officer and Acting Chief
Financial Officer and assists in the planning and strategic growth of Old Line Bank. Mr. Semanie is a CPA and prior to joining Old Line Bank he was the Senior Vice President and Chief Financial Officer of Carrollton Bancorp and prior to that tenure he served as Executive Vice
President and Chief Financial Officer at Bay National Bank. He has over 25 years of accounting and financial services experience.
Joseph E. Burnett, 67, joined Old Line Bank as a Senior Vice President and Chief Lending Officer in August 2001 and was promoted to
Executive Vice President in May 2006.  He is also an Executive Vice President of Old Line Bancshares, Inc.  He has over 45 years of banking experience in the Washington, D.C. metropolitan area specializing in commercial transactions.  Prior to joining Old Line Bank, Mr. Burnett was a Senior Vice President in Commercial Lending at Farmers Bank for two years (1999-2001) and at Suburban Bank for twelve years (1987-
1999).
Sandi F. Burnett, 55, Executive Vice President and Chief Credit Officer of Old Line Bank, joined Old Line Bank in 2005 as Senior Vice
President and the team leader for the College Park, MD loan production office.  Prior to joining Old Line Bank, she was employed by BB&T, a major southeastern regional bank, most recently as a City Executive, Senior Vice President.  In this capacity, she was responsible for supervising the overall team management, portfolio quality and growth within suburban Maryland, principally Prince George’s County.  Prior to this position, she was employed by Commerce Bank, a local bank that merged into BB&T in 1999.  She started with Commerce Bank in
1994.  Ms. Burnett is a career banker with over 30 years of commercial banking experience.
Kevin P. Huffman, 52, joined Old Line Bank in May 2013 as Executive Vice President. Prior to joining Old Line Bank, Mr. Huffman served as
President and Director of The Washington Savings Bank from January 2004 until merger with Old Line Bank. He also served as Chief
Operating Officer of The Washington Savings Bank since May 2003 and Director of WSB since its formation in January 2008. He joined The
Washington Savings Bank in November 2001; prior to which he served in multiple capacities for Pen Mar Bancshares, Patapsco Valley
Bancshares, Inc. and Commercial and Farmers Bank.
OLBK Senior Management Team

OLD LINE BANCSHARES, INC | 30
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Selected Financial Data
	2008	2009	2010	2011	2012	1Q2013
Performance Ratios:
Return on average assets	.64	.62	.36	.77	.90	.59
Return on average common equity	5.03	4.36	4.14	9.37	10.52	7.05
Yield on average interest-earning assets	6.10	5.54	5.22	5.46	5.12	4.78
Rate on average interest-bearing liabilities	2.95	2.15	1.64	1.08	.89	.66
Net interest spread	3.15	3.39	3.58	4.38	4.23	4.12
Net interest margin	3.78	3.75	3.83	4.59	4.63	4.28
Efficiency ratio-GAAP	69.87	69.19	71.72	64.27	60.51	70.92

Capital Ratios:
Tier 1 leverage	14.00	10.00	9.20	7.78	7.94	8.14
Total risk-based capital	17.40	13.70	12.40	11.26	11.40	11.43
Tier 1 risk-based capital	16.60	12.80	11.60	10.61	10.77	10.79
Total equity to total assets	13.31	10.25	9.37	8.45	8.75	8.66

Credit Quality Ratios:
Allowance for loan losses to loans	.85	.93	.82	.69	.66	.66
Nonperforming loans to total loans (1)	.37	.80	1.11	2.06	1.19	1.08
Nonperforming assets to total assets	.27	.60	1.12	1.87	1.26	1.03
Net charge-offs to average loans	.01	.16	.38	.11	.23	.07
Source: SNL Financial, Inc.
(1)Non-performing loans include loans 90+ days past due, non-accruals and accruing troubled debt restructurings.

0.64
0.29
0.62
-0.43
0.36
-0.11
0.77
0.39
0.90
0.80
0.59
OLBK
Peers

5.03
1.79
5.35
-7.67
3.87
-7.69
9.03
4.98
10.52
7.49
7.05
OLBK
Peers

OLD LINE BANCSHARES, INC | 31
OLBK - 6/2013
ROAA/ROAE
ROAA
ROAE
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-/$2B.
2008 2009 2010 2011 2012 1Q2013

2008  2009 2010 2011 2012 1Q2013

Source: SNL Financial, Inc.

Tangible Equity/Tangible Assets

13.31
8.25
10.25
8.21
9.37
7.61
7.87
7.75
8.29
9.36
8.22
2008
2009
2010
2011
2012
1Q2013
OLBK
Peers

OLD LINE BANCSHARES, INC | 32
OLBK - 6/2013
Source: SNL Financial, Inc.

Total Risk-Based Capital Ratios

17.40
13.47
13.70
13.17
12.40
13.29
11.26
13.27
11.40
14.07
11.43
2008
2009
2010
2011
2012
1Q2013
OLBK
Peers

OLD LINE BANCSHARES, INC | 33
OLBK - 6/2013
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-$2.0B.
Source: SNL Financial, Inc.

3.78
3.91
3.75
3.44
3.83
4.00
4.59
4.02
4.63
3.86
4.28
2008
2009
2010
2011
2012
1Q2013
OLBK
Peers

OLD LINE BANCSHARES, INC | 34
OLBK - 6/2013
Net Interest Margin
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-$2.0B.
Source: SNL Financial, Inc.

74.16
69.87
69.19
69.96
71.72
73.08
76.87
64.27
70.58
60.51
70.92
2008
2009
2010
2011
2012
1Q2013
OLBK
Peers

OLD LINE BANCSHARES, INC | 35
OLBK - 6/2013
Efficiency Ratio
(GAAP)
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM-$2.0B.
Note: Presented on a GAAP basis
Source: SNL Financial, Inc.

NPAs + 90 Days Past Due/Assets

4.09
3.60
3.47
3.34
1.99
1.87
1.26
1.12
1.08
0.60
0.27
2008
2009
2010
2011
2012
1Q2013
OLBK
Peer

OLD LINE BANCSHARES, INC | 36
OLBK - 6/2013
Peers: MD-DE-DC-VA Bank Holding Companies traded on NYSE/NASDAQ/AMEX with assets $750MM - $2.0B.
Source: SNL Financial, Inc.